UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2025
CADENCE DESIGN SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15867	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2655 Seely Avenue, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)
(408) 943-1234
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CDNS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders of Cadence Design Systems, Inc. (“Cadence” or the “Company”) held on May 8, 2025 (the “2025 Annual Meeting”), Cadence stockholders voted on the following proposals, which are described in detail in Cadence’s Proxy Statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission on March 25, 2025 (the “Proxy Statement”).
1.A proposal to elect the ten directors named in the Proxy Statement to serve until the 2026 Annual Meeting of Stockholders and until their successors are elected and qualified, or until the director’s earlier death, resignation or removal. Each of the ten director nominees named in the Proxy Statement was elected as set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Mark W. Adams	178,887,412	44,130,652	334,020	18,207,627
Ita Brennan	219,138,550	3,879,405	334,129	18,207,627
Lewis Chew	219,526,018	3,494,195	331,871	18,207,627
Anirudh Devgan	221,910,958	1,136,158	304,968	18,207,627
Moshe Gavrielov	220,245,425	2,762,029	344,630	18,207,627
ML Krakauer	221,152,731	1,869,847	329,506	18,207,627
Julia Liuson	222,065,727	837,026	449,331	18,207,627
James D. Plummer	214,031,920	8,819,359	500,805	18,207,627
Alberto Sangiovanni-Vincentelli	205,436,572	17,428,935	486,577	18,207,627
Young K. Sohn	218,778,301	4,254,508	319,275	18,207,627
2.An advisory resolution to approve named executive officer compensation. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
197,054,174	25,520,573	777,337	18,207,627

3.A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Cadence for its fiscal year ending December 31, 2025. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
240,625,488	567,907	366,316	N/A

4.A stockholder proposal regarding political spending. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
98,107,834	121,659,337	3,584,913	18,207,627

Item 8.01. Other Events.
On May 8, 2025, the board of directors of Cadence approved the repurchase of up to an additional $1.5 billion of the Company’s common stock under its existing share repurchase program. The Company may repurchase shares from time to time through open market purchases, in privately negotiated transactions or by other means, including accelerated share repurchase transactions or other structured repurchase transactions, block trades or pursuant to trading plans intended to comply with Rule 10b5-1 of the U.S. Securities Exchange Act of 1934, as amended. The actual timing and amount of future repurchases are subject to business and market conditions, corporate and regulatory requirements, stock price, acquisition opportunities and other factors. The share repurchase program does not have an expiration date and may be modified, suspended or terminated by the Company at any time without prior notice.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 12, 2025

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ Marc Taxay
Marc Taxay
Senior Vice President, General Counsel and Corporate Secretary